Exhibit 99.1

KPMG LLP 1676 International Drive McLean, VA 22102

Independent Accountants' Report on Applying Agreed-Upon Procedures

Automotive Rentals, Inc. (the “Company”)
MUFG Securities Americas Inc.
(together with the Company, the “Specified Parties”)

Re: ARI Fleet Lease Trust 2019-A – Lease Data File and Disposition Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company contained in (i) an electronic data file entitled “13. Data Tape 4.30.19.xlsx” (the “Lease Data File”) provided to us on May 16, 2019, containing information on 19,860 automobile lease contracts (the “Leases”) as of April 30, 2019 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of ARI Fleet Lease Trust 2019-A, and (ii) an electronic data file entitled “Dispositions - 2018.xlsx” provided to us on May 9, 2019, containing information related to dispositions of Leases by the Company during calendar year 2018 (the “Disposition Data File”). The Company is responsible for the specified attributes identified by the Company in the Lease Data File and Disposition Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

•
The term “Source Documents” means information provided or made available to us by the Company for each Sample Lease (defined below) or Sample Disposition (defined below) including (i) Motor Vehicle Lease Agreement, (ii) Certificate of Title, Apportioned Registration, Lien Statement, Application for Title or Lien Statement, Lease and Title Instructions, or Vehicle Information Inquiry System (the “Title Documents”), (iii) Certificate of Insurance Coverage, (iv) Certificate of Liability Insurance, (v) Company’s asset system, (vi) a data file containing index rate history (the “Rate History”), (vii) a data file containing titling company names and acceptable abbreviations (the “Titling Trust Owners Schedule”), (viii) a data file containing insured entities and acceptable abbreviations (the “Additional Insured Schedule”), (ix) data files containing information such as the customer’s credit limit, rating and outstanding credit (the “Customer Credit Files”), and (x) the Company’s GDT internal accounting system of record. We make no representation regarding the validity or accuracy of these documents or the execution of the Motor Vehicle Lease Agreement by the Lessee.

I.	The Lease Data File

A.
We were instructed by the Company to select a random sample of 150 Leases (each a “Sample Lease”) from the Lease Data File, and to perform the following agreed-upon procedures on each Sample Lease. The Sample Leases are listed in Exhibit A attached hereto. For purposes of this procedure, the Company did not inform us of the basis on which they determined the number of Leases that we were instructed to randomly select from the Lease Data File.

B.
We compared the following attributes on the Lease Data File to the corresponding information appearing on or derived from the Source Documents, utilizing instructions provided by the Company, as applicable. The Source Documents are listed in the order of priority until such attribute was agreed.

Attribute	Source Document(s)/ Company’s Instructions
VEHICLE NO	Motor Vehicle Lease Agreement, Company’s asset system
LESSEE CODE	Motor Vehicle Lease Agreement, Company’s asset system
END BALANCE	Company’s asset system
TERM	Motor Vehicle Lease Agreement
DELIV DATE	Motor Vehicle Lease Agreement
STATE
Title Documents
For Sample Lease #53, the Company informed us that this vehicle has an Apportioned Registration and instructed us to use the location of such vehicle’s lessee as the location of the vehicle.

CAP COST	Motor Vehicle Lease Agreement
MTHLY AMORT	Company’s asset system, Motor Vehicle Lease Agreement
BILLED RATE
Motor Vehicle Lease Agreement, Company’s asset system, Rate History. For floating rate assets, for which the Motor Vehicle Lease Agreement “Int-Type” field is “Float” or for which the Company’s asset system “Lease Type” field is “Plateau,” the Company instructed us to add the applicable index rate from the Rate History to the “Mark Up” value in the Company’s asset system.

MAKE
Motor Vehicle Lease Agreement. If the MAKE in the Lease Data File contained more than 10 characters, we were instructed by the Company to only compare the first 10 characters to the Motor Vehicle Lease Agreement.

MODEL	Motor Vehicle Lease Agreement, Company’s asset system
ADMIN AMT	Motor Vehicle Lease Agreement, Company’s asset system
OPEN/CLOSE	Motor Vehicle Lease Agreement

We found the information listed in the Lease Data File for the Sample Leases to be in agreement with the corresponding information in the Source Documents, except as listed in Exhibit C attached hereto.

C.	We performed the following additional procedures for each Sample Lease:

•	We compared the name of the owner stated on the Title Documents to the corresponding information in the Titling Trust Owners Schedule or the Company’s asset system.

•	We observed that an internal approval date was populated in the “Last Review” field in the Customer Credit File. We make no representation regarding the validity of such approval.

•	We observed that the Motor Vehicle Lease Agreement was signed. We make no representation regarding the validity of the signature.

•
We observed the existence of a Certificate of Insurance Coverage or the Certificate of Liability Insurance and identified the additional insured party as one of the names on the Additional Insured Schedule.

II.	The Disposition Data File

A.
We were instructed by the Company to select a random sample of 40 dispositions (each a “Sample Disposition”) from the Disposition Data File, and to perform the following agreed-upon procedures on each Sample Disposition. The Sample Dispositions are listed in Exhibit B attached hereto. For purposes of this procedure, the Company did not inform us of the basis on which they determined the number of dispositions that we were instructed to randomly select from the Disposition Data File.

B.
The Disposition Data File included the following information: (a) Origination Date, (b) Client Name, (c) Make (excluding trim or engine type), (d) Model, (e) Cap Cost, (f) Book value at sale, (g) Year: 2017 (which is the date of sale), (h) Sale proceeds, and (i) Gain-Loss amount. We compared items (a), (b), (c), (d), (e), (f), (g), and (h) to the Motor Vehicle Lease Agreement or the Company’s GDT internal accounting system of record. We were instructed to recompute item (i) Gain-Loss amount as the difference between items (f) and (h).

We found the information listed in the Disposition Data File for the Sample Dispositions to be in agreement with the corresponding information in the Source Documents or our recomputation based on the Company’s instructions.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Lease Data File and Disposition Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Lease Data File, Disposition Data File, and Source Documents, and methodologies and instructions provided by the Company without verification or evaluation of such methodologies, instructions, and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, instructions, or information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Lease being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

McLean, Virginia
June 3, 2019

Exhibit A
The Sample Leases

Sample Lease Number	ICN No	Sample Lease Number	ICN No	Sample Lease Number	ICN No
1	11120663	51	17052259	101	18307075
2	13057724	52	17112480	102	18326217
3	13136472	53	17113830	103	18328131
4	13571240	54	17124438	104	18334309
5	14062281	55	17160008	105	18335373
6	14125725	56	17164243	106	18335417
7	14141894	57	17165907	107	18338357
8	14220430	58	17243977	108	18339296
9	14387753	59	17260681	109	18339382
10	15023614	60	17290617	110	18339971
11	15042861	61	17307296	111	18340221
12	15050700	62	17309618	112	18340224
13	15072033	63	17334154	113	18340329
14	15080275	64	17338148	114	18345541
15	15099727	65	17340656	115	18346454
16	15166112	66	17374144	116	18354286
17	15206045	67	17381007	117	18356520
18	15228129	68	17398705	118	18361026
19	15243288	69	18021652	119	18368677
20	15269164	70	18030786	120	18379620
21	15289879	71	18050996	121	18395440
22	15291793	72	18051030	122	18396239
23	15293485	73	18062484	123	18399023
24	15295092	74	18114266	124	18402802
25	15330535	75	18133405	125	18405656
26	15330603	76	18135939	126	18407056
27	16094876	77	18148022	127	18408182
28	16094911	78	18158798	128	18411739
29	16102094	79	18171157	129	18415955
30	16102126	80	18173444	130	19007790
31	16135402	81	18176376	131	19013237
32	16139312	82	18177818	132	19014396
33	16160268	83	18180946	133	19014505
34	16185325	84	18184163	134	19019395
35	16208427	85	18187400	135	19025038
36	16213728	86	18189054	136	19025676
37	16214870	87	18231182	137	19040130
38	16215101	88	18244135	138	19045304
39	16253814	89	18246141	139	19048746
40	16304463	90	18246153	140	19060130
41	16309420	91	18265535	141	19060611
42	16312984	92	18268063	142	19060743
43	16327741	93	18282940	143	19073559
44	16340109	94	18283619	144	19073594
45	16341327	95	18285559	145	19073964
46	16342805	96	18286605	146	19075594
47	16490314	97	18294185	147	19076865
48	17033301	98	18294360	148	19078631
49	17034096	99	18300863	149	19099930
50	17048263	100	18305295	150	19132722

Exhibit B
The Sample Dispositions

Sample Lease Number	Vehicle ID
1	9638065
2	8888335
3	7632119
4	7644871
5	8500629
6	8597331
7	8791595
8	9654091
9	9324186
10	8997349
11	9635551
12	9100645
13	8640851
14	9043615
15	7459457
16	10076135
17	8791006
18	9180525
19	8582021
20	9311979
21	7968904
22	8977544
23	8621856
24	9287774
25	8675614
26	6759759
27	8675668
28	8244976
29	9094526
30	9406805
31	8147705
32	8307774
33	9256425
34	8338108
35	8114115
36	9638049
37	9311954
38	9852405
39	9573857
40	9899618

Exhibit C
Lease Data File Exceptions

Sample Lease Number	ICN No	Attribute	Per Lease Data File	Per Source Document
45	16341327	STATE	MN	ND